UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 10/19/2017

CITIZENS FIRST CORPORATION

(Exact name of registrant as specified in its charter)

Kentucky	001-33126	61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky	42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 19, 2017, Citizens First Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announced the Company’s operating results for the third quarter ended September 30, 2017.

The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d)On October 19, 2017, the Board of Directors appointed Mark Iverson as a Class II director of the Company and of Citizens First Bank (the “Bank”), effective immediately, and Jeff Perkins as a Class II director of the Company and of the Bank, effective immediately.

Mark Iverson, age 55, is a Certified Public Accountant, and the General Manager of Bowling Green Municipal Utilities in Bowling Green, Kentucky.  Mr. Iverson graduated from Western Kentucky University and currently resides in Bowling Green, Kentucky.  He serves on the Board of Directors of the Tennessee Valley Public Power Association and previously served as Chairman of the Board of the Bowling Green Area Chamber of Commerce.  It is expected that Mr. Iverson will serve on the Audit and Governance Committees of the Board.

Jeff Perkins, age 55, is a Certified Public Accountant and the President of Mid-South Lumber and Supply Company in Bowling Green, Kentucky.  Mr. Perkins graduated from Western Kentucky University and currently resides in Franklin, Kentucky. He has served as President of the Kentucky Building Material Association and served on the board and finance committees of the Independent Builders Supply Association.  It is expected that Mr. Perkins will serve on the Audit and Compensation Committees of the Board.

The Company has had and expects in the future to have banking transactions in the ordinary course of business with its directors and their associates, including corporations, partnerships or other organizations in which the directors have a controlling interest.  All such loans and other transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unrelated parties and do not involve more than the normal risk of collectability or present other unfavorable features.

(e)On October 19,  2017, the Company entered into employment agreements with Todd Kanipe, Steve Marcum and Marc Lively, each effective as of October  19, 2017.  The following descriptions of the agreements are summaries only.

Kanipe’s employment agreement provides for his employment as President and Chief Executive Officer, is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days' notice to the other of intent not to renew. The agreement provides for payment to Kanipe of an annual base salary of $258,410 (subject to adjustment by agreement of the Compensation Committee and Kanipe), and participation in all employee benefit programs including paid time off as are offered by the Company to its other executive officers. The agreement also includes severance arrangements if Kanipe's employment is terminated by the Company without cause or by Kanipe with good reason following a change in control (as defined in the agreement). The agreement supersedes the employment agreement between the Company and Kanipe dated August 1, 2014.

Marcum.'s employment agreement provides for his employment as Executive Vice President and Chief Financial Officer, is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days' notice to the other of its intent not to renew. The agreement provides for payment to Marcum of an annual salary of $212,226, (subject to adjustment by agreement of the Compensation Committee and Marcum), and participation in all employee benefit programs including paid time off as are offered by the Company to its other executive officers. The agreement also includes severance arrangements in the event that Marcum's employment is terminated by the Company without cause or by Marcum with good reason following a change in control (as defined in the agreement).  The agreement supersedes the employment agreement between the Company and Marcum dated August 1, 2014.

Lively's employment agreement provides for his employment as Executive Vice President and Chief Credit Officer, is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days' notice to the other of its intent not to renew. The agreement provides for payment to  Lively of an annual salary of $200,334, (subject to adjustment by agreement of the Compensation Committee and Lively),  and participation in all employee benefit programs including paid time off as are offered by the Company to its other executive officers. The agreement also includes severance arrangements if Lively's employment is terminated by the Company without cause or by Lively with good reason following a change in control (as defined in the agreement). The agreement supersedes the employment agreement between the Company and Lively dated August 1, 2014.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 19, 2017, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release includes the results of operations and the financial condition of the Company as of and for the third quarter ended September 30, 2017. See “Item 2.02 Results of Operations and Financial Condition” which is incorporated by reference in this item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1   Press Release dated October 19, 2017

EXHIBIT INDEX

99.1Press Release dated October 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)

By:	/s/ M. Todd Kanipe
M. Todd Kanipe
President and Chief Executive Officer

Date: October 19, 2017